SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2005

National Global MBS Manager Pty Ltd

ABN 36 102 668 226

formerly National Global MBS Manager, Inc.

(Exact name of registrant as specified in its charter)

Victoria, Australia	File No.333-53160	59-3689298
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 24
500 Bourke Street
MELBOURNE VICTORIA 3000
AUSTRALIA
(Address of registered office) (zip code)

Registrant’s telephone number, including area code: +61 3 8641 0296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01.  Financial Statements and Exhibits

The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

(c) Exhibits.

Exhibit No.	Description

19.1

Investor’s Quarterly Report for National RMBS Trust 2004-1, Mortgage Backed Floating Rate, Series 2004-1, relating to the December 20, 2005 payment date issued pursuant to Section 14.1 and Section 14.7 of the Master Trust Deed among National Global MBS Manager Pty Ltd, formerly National Global MBS Manger, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL GLOBAL MBS MANAGER PTY LTD

	Signature:	/s/ Jacqualyn L Turfrey
Date: •31 December 2005	Name: Jacqualyn Turfrey
Title: Company Secretary

National RMBS Trust 2004-1

Quarterly Report as at	13 Dec 2005

This report is provided pursuant to the “Reports to Noteholders” section of the prospectus dated 21 September 2004.

A definition or description of certain terms used in this report together with a full description of the transaction may be found in the prospectus.

Further information is available to investors on Bloomberg (page reference [NRMBS]).  Information in this report and on Bloomberg have been sourced from the same data.

Differences in formatting, calculation and rounding methodology may cause discrepancies between the two sources.

Current Periods and Interest Rates

Determination Date	13 Dec 2005

Payment Date	20 Dec 2005

Interest Period
From (and including)	20 Sep 2005
To (but excluding)	20 Dec 2005
Number of days	91

Collection Period
From start of month	Sep 2005
To end of month	Nov 2005

	Class A1 Notes		Class A2 Notes		Class A3 Notes		Class B Notes

USD-LIBOR-BBA	3.89000	% pa	not applicable		not applicable		not applicable

BBSW	not applicable		5.62670	% pa	not applicable		5.62670	% pa

EURIBOR	not applicable		not applicable		2.136	% pa	not applicable

Margin	0.11	% pa	0.19	% pa	0.12	% pa	0.44	% pa

Interest Rate	4.00000	% pa	5.81670	% pa	2.25600	% pa	6.06670	% pa

Noteholder Distribution Summary

	Class A1 Notes (USD)		Class A2 Notes (AUD)		Class A3 Notes (EUR)		Class B Notes (AUD)		Subordination
	Per Note	Aggregate	Per Note	Aggregate	Per Note	Aggregate	Per Note	Aggregate	%

Original Face Amount	100,000.0000	1,000,000,000.00	500,000.00	500,000,000.00	100,000.0000	308,400,000.00	500,000.0000	18,000,000.00	0.72%
Beginning Note Balance	69,298.6930	692,986,929.69	346,493.4648	346,493,464.84	69,298.7100	213,717,169.10	500,000.0000	18,000,000.00	1.04%
Interest Distribution	700.6900	7,006,900.00	5,024.8169	5,024,816.90	395.1900	1,218,765.96	7,562.5986	272,253.55
Principal Distribution	5,775.8464	57,758,464.32	28,879.2321	28,879,232.16	5,775.8400	17,812,710.39	0.0000	0.00
Ending Note Balance	63,522.8466	635,228,465.37	317,614.2327	317,614,232.68	63,522.8700	195,904,458.71	500,000.0000	18,000,000.00	1.14%
Less Carryover Principal Chargeoffs	0.0000	0.00	0.0000	0.00	0.0000	0.00	0.0000	0.00
Ending Stated Amount	63,522.8466	635,228,465.37	317,614.2327	317,614,232.68	63,522.8700	195,904,458.71	500,000.0000	18,000,000.00	1.14%

Total Distribution	6,476.5364	64,765,364.32	33,904.0490	33,904,049.06	6,171.0300	19,031,476.35	7,562.5986	272,253.55

Current Note Factor	0.6352284654	0.6352284654	0.635228	0.635228	0.635229	0.635228	1.000000	1.000000

Principal Distribution Statement (AUD)

Principal Collections on Housing Loans	157,695,549.20
Amount to be drawn on the Payment Date under the Redraw Facility Agreement	0.00
Issue proceeds of any Redraw Notes to be issued on the Payment Date	0.00
Other Amounts of principal received	0.00

Total Principal Collections		157,695,549.20

Reimbursement of Redraws	15,325,598.39
Repay Redraw Principal	0.00
Principal Draw	0.00
Repay Redraw Note Principal	0.00
A$ Class A1 Principal	82,512,091.88
A$ Class A2 Principal	28,879,232.16
A$ Class A3 Principal	30,978,626.77
A$ Class B Principal	0.00

Total Principal Distribution		157,695,549.20

Interest Distribution Statement (AUD)

Interest Collections	30,615,712.52
Principal Drawing	0.00
Liquidity Drawing	0.00

Total Available Income		30,615,712.52

Expenses
(includes all fees, net interest rate swap payment and other expenses of the Trust)	1,794,766.64
Reimbursement of previous Liquidity Drawings	0.00
A$ Class A1 Interest Amount	14,522,604.32
A$ Class A2 Interest Amount	5,024,816.90
A$ Class A3 Interest Amount	5,465,621.97
A$ Note Interest Amount for Redraw Notes	0.00
Interest payable under the Redraw Facility Agreement	0.00
Interest payable under the Liquidity Facility Agreement	0.00
A$ Note Interest Amount for Class B Notes	272,253.55

Excess Available Income available for Distribution
(includes reimbursement of Principal Charge-Offs, unreimbursed Principal Drawings and distribution to Residual Income Unit Holder)		3,535,649.14
Excess Available Income applied to repay Principal Draw		n/a
Remaining Balance of Principal Draw		0.00

Capitalised Items not Remitted as Principal and Interest Distributions		55,488.31

Support Facilities (AUD)

Liquidity Facility
Liquidity Facility Limit	18,630,000.00
Amount Drawn	0.00

Redraw Facility
Redraw Facility Limit	15,000,000.00
Amount Drawn	0.00

paul

	Sep 2004	Oct 2004	Nov 2004	Dec 2004	Jan 2005	Feb 2005	Mar 2005	Apr 2005	May 2005	Jun 2005	Jul 2005	Aug 2005	Sep 2005	Oct 2005	Nov 2005
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

Monthly CPR	30.8	27.5	29.9	29.9	32.9	26.2	25.4	27.5	28.7	28.9	29.2	30.6	28.9	25.1	26.9

Historical CPR

Delinquency Information as at Month Ending	30 Nov 2005

	31-60 Days	61-90 Days	91-120 Days	> 120 days	Foreclosure/
	Past Due	Past Due	Past Due	Past Due	REO	Total

No. of loans	32	9	3	6	11	61
No. of loans (%)	0.19%	0.05%	0.02%	0.04%	0.07%	0.37%
Balance outstanding ($)	4,489,419.63	1,049,056.35	193,791.57	880,667.51	1,004,320.95	7,617,256.01
Balance outstanding (%)	0.28%	0.07%	0.01%	0.06%	0.06%	0.48%
Instalment Amount ($)	59,445.35	24,024.96	6,744.04	53,379.44	47,921.64	191,515.43

Historical Delinquencies as a Percentage of Balance Outstanding

	Sep 2004	Oct 2004	Nov 2004	Dec 2004	Jan 2005	Feb 2005	Mar 2005	Apr 2005	May 2005	Jun 2005	Jul 2005	Aug 2005	Sep 2005	Oct 2005	Nov 2005
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

31-60 Days Past Due	0.25	0.23	0.25	0.29	0.49	0.29	0.30	0.37	0.39	0.25	0.33	0.31	0.27	0.31	0.28
61-90 Days Past Due	0.00	0.07	0.08	0.05	0.05	0.10	0.05	0.10	0.10	0.12	0.09	0.09	0.03	0.02	0.07
91-120 Days Past Due	0.00	0.00	0.02	0.05	0.01	0.03	0.07	0.02	0.03	0.01	0.08	0.02	0.03	0.02	0.01
> 120 Days Past Due	0.00	0.00	0.01	0.02	0.03	0.02	0.02	0.04	0.03	0.01	0.02	0.06	0.05	0.07	0.06
Foreclosure/REO	0.00	0.00	0.00	0.01	0.02	0.03	0.04	0.07	0.09	0.11	0.10	0.09	0.10	0.11	0.06
Total	0.25	0.30	0.36	0.42	0.60	0.47	0.48	0.60	0.64	0.50	0.62	0.57	0.48	0.53	0.48

Historical Delinquency Information

Loss Data

	Dec 2004		Mar 2005		Jun 2005		Sep 2005		Dec 2005
Quarter Ended	(AUD)	(No Loans)	(AUD)	(No Loans)	(AUD)	(No Loans)	(AUD)	(No Loans)	(AUD)	(No Loans)

Losses on Sale of Property	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0
Losses after Mortgage Insurance	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0
Cumulative Losses after Mortgage Insurance	0.00	0	0.00	0	0.00	0	0.00	0	0.00	0
Cumulative Losses After Mortgage Insurance (%)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Summary and Weighted Average Calculations

	At Issue	Nov 2004	Feb 2005	May 2005	Aug 2005	Nov 2005

Total Collateral Balance (AUD)	2,418,339,663.17	2,271,561,971.43	2,076,274,609.15	1,898,899,185.77	1,728,028,045.15	1,585,713,582.65
Total Number of Loans	23,176	22,112	20,575	19,139	17,783	16,604
Current Average Loan Balance (AUD)	104,346.72	102,729.83	100,912.50	99,216.22	97,173.03	95,501.90
Maximum Loan Balance (AUD)	868,291.34	863,638.81	853,231.99	858,432.81	867,804.02	880,604.76
Current Weighted Average LVR	45.99%	44.92%	43.80%	42.74%	41.77%	40.79%

Weighted Average Loan Rate	6.78%	6.78%	6.78%	6.97%	6.96%	6.95%
Weighted Average Term to Maturity (WAM) (months)	240	238	235	232	229	226
Weighted Average Seasoning (WAS) (months)	50	52	55	58	61	64

Loan Size Distribution as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Loan Size Distribution	Loans	Loans (AUD)	Loans (%)	Loans (%)

Loan Size < $50,000	4,565	138,717,381.28	27.49%	8.75%
$50,000 <Loan Size < $100,000	5,933	437,956,926.04	35.73%	27.62%
$100,000 <Loan Size < $150,000	3,411	416,888,007.33	20.54%	26.29%
$150,000 <Loan Size < $200,000	1,399	240,219,458.07	8.43%	15.15%
$200,000 <Loan Size < $250,000	667	147,815,194.21	4.02%	9.32%
$250,000 <Loan Size < $300,000	314	85,263,176.87	1.89%	5.38%
$300,000 <Loan Size < $350,000	158	50,900,910.37	0.95%	3.21%
$350,000 <Loan Size < $400,000	70	26,033,314.22	0.42%	1.64%
$400,000 <Loan Size < $450,000	47	19,890,847.43	0.28%	1.25%
$450,000 <Loan Size < $500,000	13	6,203,680.99	0.08%	0.39%
$500,000 <Loan Size < $750,000	26	14,944,081.08	0.16%	0.94%
$750,000 <Loan Size < $1,000,000	1	880,604.76	0.01%	0.06%

Total	16,604	1,585,713,582.65	100.00%	100.00%

LVR Distribution as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
LVR Distribution	Loans	Loans (AUD)	Loans (%)	Loans (%)

LVR < 50%	12,493	1,051,407,217.80	75.24%	66.30%
50% < LVR < 55%	783	96,008,706.24	4.72%	6.05%
55% < LVR < 60%	703	89,614,143.90	4.23%	5.65%
60% < LVR < 65%	673	86,942,897.07	4.05%	5.48%
65% < LVR < 70%	659	86,208,571.56	3.97%	5.44%
70% < LVR < 75%	586	80,413,149.81	3.53%	5.07%
75% < LVR < 80%	312	41,861,802.72	1.88%	2.64%
80% < LVR < 85%	258	33,448,627.90	1.55%	2.11%
85% < LVR < 90%	118	16,693,351.36	0.71%	1.05%
90% < LVR < 95%	8	1,018,007.40	0.05%	0.06%
95% < LVR < 100%	2	239,191.67	0.01%	0.02%
LVR > 100%	9	1,857,915.22	0.05%	0.12%

Total	16,604	1,585,713,582.65	100.00%	100.00%

Mortgage Insurance as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Mortgage Insurer	Loans	Loans (AUD)	Loans (%)	Loans (%)

Genworth Financial	1,595	171,467,092.02	9.61%	10.81%
Royal & Sun Alliance	—	—	0.00%	0.00%
CGU Lenders Mortgage Insurance	—	—	0.00%	0.00%
PMI	57	4,147,916.67	0.34%	0.26%
Pool Insurance	14,952	1,410,098,573.96	90.05%	88.93%
Other	—	—	0.00%	0.00%

Total	16,604	1,585,713,582.65	100.00%	100.00%

Geographic Distribution as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Geographic Distribution	Loans	Loans (AUD)	Loans (%)	Loans (%)

ACT Inner City	295	28,150,672.12	1.78%	1.78%
ACT Metro	120	11,016,127.92	0.72%	0.69%
ACT Non Metro	—	—	0.00%	0.00%
NSW Sydney Inner City	46	8,203,675.14	0.28%	0.52%
NSW Sydney Metro	3,108	416,333,604.76	18.72%	26.26%
NSW Non-Metro	1,744	147,922,232.13	10.50%	9.33%
QLD Brisbane Inner City	42	4,443,208.54	0.25%	0.28%
QLD Brisbane Metro	1,366	119,873,953.64	8.23%	7.56%
QLD Non-Metro	1,429	108,819,813.61	8.61%	6.86%
VIC Melbourne Inner City	103	13,088,128.09	0.62%	0.83%
VIC Melbourne Metro	3,963	379,250,925.66	23.87%	23.92%
VIC Non-Metro	1,136	76,062,871.15	6.84%	4.80%
WA Perth Inner City	55	5,057,607.14	0.33%	0.32%
WA Perth Metro	1,549	141,465,909.08	9.33%	8.92%
WA Non-Metro	400	30,952,538.77	2.41%	1.95%
SA Adelaide Inner City	14	1,468,790.57	0.08%	0.09%
SA Adelaide Metro	910	72,208,210.60	5.48%	4.55%
SA Non-Metro	209	13,518,629.39	1.26%	0.85%
NT Darwin Inner City	8	483,746.60	0.05%	0.03%
NT Darwin Metro	—	—	0.00%	0.00%
NT Non-Metro	3	287,043.19	0.02%	0.02%
TAS Hobart Inner City	7	387,571.25	0.04%	0.02%
TAS Hobart Metro	55	3,747,621.67	0.33%	0.24%
TAS Non-Metro	42	2,970,701.63	0.25%	0.19%
Undefined Post Code	—	—	0.00%	0.00%

Total	16,604	1,585,713,582.65	100.00%	100.00%

Seasoning Analysis – Total Portfolio as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Seasoning Analysis	Loans	Loans (AUD)	Loans (%)	Loans (%)

Seasoning < 3 months	—	—	0.00%	0.00%
3 months < Seasoning < 6 months	—	—	0.00%	0.00%
6 months < Seasoning < 12 months	—	—	0.00%	0.00%
12 months < Seasoning < 18 months	—	—	0.00%	0.00%
18 months < Seasoning < 24 months	—	—	0.00%	0.00%
24 months < Seasoning < 36 months	342	48,914,620.12	2.06%	3.08%
36 months < Seasoning < 48 months	1,090	125,361,019.39	6.56%	7.91%
48 months < Seasoning < 60 months	5,506	581,598,416.31	33.16%	36.68%
Seasoning > 60 months	9,666	829,839,526.83	58.21%	52.33%

Total	16,604	1,585,713,582.65	100.00%	100.00%

Remaining Loan Term as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Remaining Loan Term	Loans	Loans (AUD)	Loans (%)	Loans (%)

Term < 5 years	226	8,402,477.92	1.36%	0.53%
5 years < Term < 10 years	780	42,833,205.50	4.70%	2.70%
10 years < Term < 15 years	1,322	93,732,329.41	7.96%	5.91%
15 years < Term < 20 years	9,128	847,393,963.29	54.97%	53.44%
20 years < Term < 25 years	4,850	549,692,242.67	29.21%	34.67%
25 years < Term < 30 years	298	43,659,363.86	1.79%	2.75%
30 years < Term < 35 years	—	—	0.00%	0.00%
Term > 35 years	—	—	0.00%	0.00%

Total	16,604	1,585,713,582.65	100.00%	100.00%

Loan Purpose as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Loan Purpose	Loans	Loans (AUD)	Loans (%)	Loans (%)

Purchase	5,448	535,820,312.79	32.81%	33.79%
Refinance	5,081	444,965,367.05	30.60%	28.06%
Refinance - Cash Out	1,216	90,503,048.56	7.32%	5.71%
Investor	3,870	425,103,173.37	23.31%	26.81%
Other	989	89,321,680.88	5.96%	5.63%

Total	16,604	1,585,713,582.65	100.00%	100.00%

Loan Type by Interest Rate as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Loan Type	Loans	Loans (AUD)	Loans (%)	Loans (%)

Variable Rate	13,597	1,271,983,047.69	81.89%	80.22%
Fixed Rate	3,007	313,730,534.96	18.11%	19.78%

Total	16,604	1,585,713,582.65	100.00%	100.00%

Fixed Rate Term Remaining as at Month Ending	30 Nov 2005

	Number of	Balance of	Number of	Balance of
Remaining Fixed Rate Term	Loans	Loans (AUD)	Loans (%)	Loans (%)

Term < 1 year	1,408	147,251,543.85	46.82%	46.94%
1 years < Term < 2 years	624	67,018,371.92	20.75%	21.36%
2 years < Term < 3 years	478	49,792,931.30	15.90%	15.87%
3 years < Term < 4 years	282	28,410,712.28	9.38%	9.06%
4 years < Term < 5 years	176	17,641,141.28	5.85%	5.62%
Term > 5 years	39	3,615,834.33	1.30%	1.15%

Total	3,007	313,730,534.96	100.00%	100.00%

Contact Details

Trust Manager	National Global MBS Manager Pty Ltd

Contacts	Michael White
Manager Group Funding (Securitisation)
National Australia Bank (Melbourne, Australia)
Phone: (+613) 8641 2157
Facsimile: (+613) 8641 0906
Email: michael_a_white@national.com.au